UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2007


                           The Sagemark Companies Ltd.
             (Exact name of Registrant as Specified in its Charter)


          New York                   0-4186                 13-1948169
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)             File No.)            Identification No.)


        1285 Avenue of the Americas, 35th Floor, New York, New York 10019
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 554-4219


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02(a)  Termination of a Material Definitive Agreement.

On September 11, 2007, the Registrant and Elizabeth Longton, the Company's Vice President of Operations, entered into a Termination Agreement pursuant to which the January 25, 2005 Employment Agreement between the Registrant and Ms. Longton will be terminated, effective October 1, 2007.

In accordance with the terms of the Termination Agreement, the Registrant will pay Ms. Longton $49,720.53, in three equal monthly installments of $16,573.51 payable on October 1, November 1 and December 1, 2007, as severance compensation for the earlier termination of the Employment Agreement. Such payment represents a reduction of approximately $70,000 of the approximately $120,000 of the ten months of salary, severance compensation and fringe benefits that would have otherwise been payable by the Registrant to Ms. Longton pursuant to the Employment Agreement if the Termination Agreement had not been entered into between the parties.

During the period October 1, 2007 through December 31, 2007, Ms. Longton has agreed to render certain consulting services to the Registrant and, to the extent such services are requested by the Registrant and performed by her, the Registrant will pay Ms. Longton $100 per hour therefor.

Item 9.01     Financial Statements and Exhibits

               (c) Exhibits

                   10.01 Termination Agreement dated September 6, 2007 between Elizabeth Farrell Longton and The Sagemark Companies Ltd.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE SAGEMARK COMPANIES LTD.

                                       By: /s/ RON LIPSTEIN
                                           -------------------------------------
                                           Ron Lipstein, President and
                                           Chief Executive Officer

Date: September 13, 2007


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This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

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